Corporate Information (Tables)	12 Months Ended
Dec. 31, 2023
Corporate Information [Abstract]
Schedule of Share Capital Consisting Solely of Ordinary Shares	Unless otherwise stated, such subsidiaries have share capital consisting solely of ordinary shares that are held directly by the Company, and the proportion of ownership interests held equals the voting rights held by the Company.
	Place of business/ country of	Functional	Ownership interest held by the Company
Name	incorporation	currency	2023	2022	Principal activities
InflaRx GmbH	Jena and Munich, Germany	EUR	100%	100%	Operating subsidiary, R&D, holder of all IP
InflaRx Pharmaceuticals, Inc.	Ann Arbor, MI, United States	USD	100%	100%	Operating subsidiary, R&D, US commercialization